                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 27, 2005 (July 21, 2005)

                             RURBAN FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

               Ohio                        0-13507             34-1395608
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   (State or other jurisdiction       (Commission File        (IRS Employer
of incorporation or organization)          Number)          Identification No.)

                    401 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      On July 21, 2005, Rurban Financial Corp. (the "Company") hosted a conference call and webcast to discuss its results for the second fiscal quarter ended June 30, 2005. A copy of the script for the conference call and webcast is furnished as Exhibit 99 and is incorporated herein by reference.

      The information in this Item 2.02, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as otherwise stated in such filing.

Item 8.01. Other Events

      On July 21, 2005, the Company hosted a conference call and webcast to discuss its results for the second fiscal quarter ended June 30, 2005. A copy of the script for the conference call and webcast is furnished as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)   Financial statements of business acquired - Not Applicable

(b)   Pro forma financial information - Not Applicable

(c)   Exhibits

Exhibit No.                               Description
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    99          Script of conference call and webcast conducted on July 21, 2005

   [Remainder of page intentionally left blank; signature on following page.]

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        RURBAN FINANCIAL CORP.

Dated: July 27, 2005    By: /s/ James E. Adams
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                            James E. Adams
                            Executive Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated July 27, 2005

                             Rurban Financial Corp.

Exhibit No.                               Description
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    99          Script of conference call and webcast conducted on July 21, 2005